Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
May 31, 2001



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              4.3045%



        Excess Protection Level
          3 Month Average   7.83%
          May, 2001   7.76%
          April, 2001   7.58%
          March, 2001   8.15%


        Cash Yield                                  19.67%


        Investor Charge Offs                         5.45%


        Base Rate                                    6.45%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                            8.52%


        Total Payment Rate                          14.20%


        Total Principal Balance                     $58,203,705,030.43


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,958,014,468.94